UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

Gladstone Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00237	54-2040781
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC
7.75% Notes due 2028	GLADZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 24, 2025, Gladstone Capital Corporation (the “Company”) entered into a new investment advisory and management agreement (the “New Advisory Agreement”) with Gladstone Management Corporation (the “Adviser”), the investment adviser to the Company. The New Advisory Agreement, which was approved by the Company’s stockholders at a stockholders’ meeting on January 24, 2024, was entered into as a result of a change of control of the Adviser pursuant to the previously disclosed voting trust agreement, among David Gladstone, Lorna Gladstone, Laura Gladstone, Kent Gladstone and Jessica Martin, each as a trustee and collectively, as the board of trustees of the voting trust, the Adviser and certain stockholders of the Adviser. There are no changes to the terms, including the fee structure and services to be provided, of the fourth amended and restated investment advisory and management agreement, dated April 12, 2022, between the Company and the Adviser (the “Original Advisory Agreement”) in the New Advisory Agreement, other than the date and term of the New Advisory Agreement as compared to the Original Advisory Agreement.

The description above is only a summary of the material provisions of the New Advisory Agreement and is qualified in its entirety by reference to a copy of the New Advisory Agreement, filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Investment Advisory and Management Agreement, dated January 24, 2025, between Gladstone Capital Corporation and Gladstone Management Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

Date: January 24, 2025	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand
Chief Financial Officer and Treasurer